UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024

BIOATLA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39787	85-1922320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11085 Torreyana Road
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 558-0708

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BCAB	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 6, 2024, Plaintiff Upendar Golla (“Plaintiff”), on behalf of a putative class of stockholders of Nominal Defendant BioAtla, Inc. (the “Company”), filed a Verified Class Action Complaint, in the Court of Chancery of the State of Delaware (the “Action”), alleging that the directors of the Company breached their fiduciary duties by adopting amended and restated bylaws of the Company on January 5, 2024, which were alleged to impose unreasonable disclosure and informational requirements on parties nominating a dissident director.

On April 22, 2024, the Company modified the challenged provisions by amending and restating the Amended and Restated Bylaws of the Company in the form filed as Exhibit 3.1 to the Current Report on Form 8-K filed by the Company with the United States Securities and Exchange Commission (the “Commission”) on April 24, 2024 (the “Reforms”).

The Company denies and continues to deny all allegations of wrongdoing in the Action. Plaintiff and the Company agreed that the Reforms rendered Plaintiff’s claims moot. The Company subsequently agreed to pay $350,000 in attorneys’ fees and expenses in full satisfaction of any and all claims by Plaintiff and his counsel for fees and expenses in the Action. In making this decision, the Company considered various factors, including the cost and time associated with litigation.

On May 15, 2024, the Court entered an order closing the Action, subject to the Company filing an affidavit with the Court confirming that this Current Report on Form 8-K, which shall constitute notice to the putative class for purposes of Rule 23, has been filed with the Commission.

Plaintiff’s counsel are Ned Weinberger and Brendan W. Sullivan of Labaton Keller Sucharow LLP, (302) 573-2540. Defendants’ counsel are D. McKinley Measley and Grant E. Michl of Morris, Nichols, Arsht & Tunnell LLP, (302) 658-9200.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioAtla, Inc.

Date:	May 17, 2024	By:	/s/ Richard Waldron
Richard Waldron Chief Financial Officer